Exhibit 99.1

CHARLES & COLVARD REPORTS THIRD QUARTER
FISCAL YEAR 2021 FINANCIAL RESULTS

•     Delivered $9.4 Million in Net Sales, $1.0 Million in Net Income or $0.03 Earnings Per Diluted Share

•     Strong Revenue Growth of 45%

•     Generated $2.3 Million in Cash Flow from Operations

•     79% Increase in Finished Jewelry Sales

•     Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET

RESEARCH TRIANGLE PARK, N.C. – May 6, 2021 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company specializing in lab created gemstones, reported financial results for the quarter ended March 31, 2021 (“Third Quarter Fiscal Year 2021”), with net sales of $9.4 million and net income of $1.0 million, or $0.03 earnings per diluted share.

“Our performance in this quarter indicates our continued momentum across our business,” said Don O’Connell, President and CEO of Charles & Colvard. “We continue to gain traction in building and elevating the Charles & Colvard brand and our branded product lines. This has led to the significant growth in revenues, net income and cash flow. We’ve been able to reach a broader audience by offering consumers a choice in premium lab grown gems and expanding product offerings beyond traditional bridal jewelry. This has helped increase our finished jewelry sales by 79%. Additionally, we were encouraged by the balanced revenue growth across our Online Channels segment and Traditional segment, which is a testament to the growing awareness of and demand for Forever OneTM moissanite and CaydiaTM lab grown diamonds.”

“We are laser-focused on carrying this positive trajectory forward and generating healthy and sustainable growth. Our strategic actions are being recognized by our customers and shareholders, and we plan to continue to execute on our initiatives,” concluded Mr. O’Connell.

Recent Corporate Highlights

•	Expanded CaydiaTM lab-grown diamond assortment and launched new Forever One moissanite Signature Collection shapes and sizes;
•	Increased Macy’s in-store assortment with new moissanite styles;
•	Enhanced customer interactions through the expansion of virtual consultation services and multiple live-streaming events;
•	Extended distribution capacity to meet consistently growing demand;

•	Featured in multiple business and industry publications, including Forbes, Brides, and OK!;

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•	Participated in multiple investor events, including the 33rd Annual ROTH Investor Conference, the Virtual Investor Summit, the Planet MicroCap Showcase, and the Stock News Now (SNN) CEO interview; and
•	Launched a new direct-to-consumer website, moissaniteoutlet.com, to serve as a disposition channel and complement the Company’s global positioning and dominance in the moissanite market.

Financial Summary for Third Quarter Fiscal 2021
(Quarter Ended March 31, 2021 Compared to Quarter Ended March 31, 2020)

•	Net sales increased 45%, to $9.4 million for the quarter, compared with $6.5 million in the year-ago quarter.
•	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, moissaniteoutlet.com, third-party online marketplaces, drop-ship retail and other pure-play e-commerce outlets, net sales increased 45% year over year, totaling $5.6 million, representing 59% of total net sales for the quarter, compared to $3.8 million, or 59% of total net sales in the year-ago quarter.
•	In the Traditional segment, which consists of wholesale and brick and mortar customers, net sales increased 45% year over year, totaling $3.8 million, representing 41% of total net sales for the quarter, compared to $2.7 million, or 41% of total net sales, in the year-ago quarter.
•	Finished jewelry net sales increased 79% to $6.2 million for the quarter, compared to $3.5 million in the year-ago quarter.
•	Loose jewel net sales increased 7% to $3.2 million for the quarter, compared to $3.0 million in the year-ago quarter.
•	Operating expenses decreased 6% to $3.3 million for the quarter, compared to $3.5 million in the year-ago quarter.
•	Results improved to a net income of $1.0 million, or $0.03 earnings per diluted share for the quarter, compared to a net loss of $6.2 million, or $0.21 net loss per diluted share, in the year-ago quarter, which included the write-off of $5.3 million of legacy material inventory.
•	Weighted average number of shares used in computing net earnings per share on a diluted basis were 30.5 million for the quarter, compared to 28.7 million in the year-ago quarter.

Financial Summary for the First Nine Months of Fiscal 2021
(Nine Months Ended March 31, 2021 Compared to Nine Months Ended March 31, 2020)

•	Net sales increased 19% to $29.5 million for the nine months ended March 31, 2021, compared to $24.8 million in the year-ago period.
•	Online Channels segment net sales increased 29% year over year to $17.6 million, representing 60% of total net sales, for the nine months ended March 31, 2021, compared to $13.6 million, or 55% of total net sales in the year-ago period.
•	Traditional segment net sales increased 7% year over year to $11.9 million, representing 40% of total net sales, for the nine months ended March 31, 2021, compared to $11.1 million, or 45% of total net sales, in the year-ago period.
•	Finished jewelry net sales increased 37% to $18.8 million for the nine months ended March 31, 2021, compared to $13.8 million in the year-ago period.
•	Loose jewel net sales were $10.7 million for the nine months ended March 31, 2021, a decrease of 3%, compared to $11.0 million in the year-ago period.

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•	Operating expenses decreased 16% to $9.6 million for the nine months ended March 31, 2021, compared to $11.5 million in the year-ago period.
•	Results improved to a net income of $4.4 million, or $0.15 earnings per diluted share, for the nine months ended March 31, 2021, compared to a net loss of $5.1 million, or $0.18 net loss per diluted share, in the year-ago period, which included the impact of the write-off of legacy material inventory.
•	Weighted average number of shares used in computing net earnings per share on a diluted basis were 29.7 million for the nine months ended March 31, 2021, compared to 28.6 million in the year-ago period.

Financial Position

Cash, cash equivalents and restricted cash totaled $19.7 million as of March 31, 2021, representing an increase of $5.1 million from $14.6 million as of June 30, 2020. Total inventory decreased to $28.9 million as of March 31, 2021, compared to $30.6 million as of June 30, 2020. Total debt outstanding relating to the Company’s loan pursuant to the Paycheck Protection Program, or PPP Loan, was $1.0 million as of March 31, 2021 and June 30, 2020.

Investor Conference Call

Charles & Colvard will host an investor conference call and webcast presentation to discuss its financial results for the quarter ended March 31, 2021 at 4:30 p.m. ET on Thursday, May 6, 2021.

The investor conference call and accompanying presentation slides will be webcast live and can be accessed in the Investor Relations section of the Company's website at https://ir.charlesandcolvard.com/events.

To participate via telephone, callers should dial 844-875-6912 (U.S. toll-free) or 412-317-6708 (international) and ask to be connected to the “Charles & Colvard, Ltd. Conference Call” a few minutes before 4:30 p.m. ET on Thursday, May 6, 2021.

A replay of this conference call will be available until May 13, 2021 at 877-344-7529 (U.S. toll-free) or 412-317-0088 (international). The replay conference ID is 10154486. The call will also be available for replay in the Investor Relations section of the Company’s website at https://ir.charlesandcolvard.com/events.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes fine jewelry can be accessible, beautiful and conscientious. Charles & Colvard is the original pioneer of lab-created moissanite, a rare gemstone formed from silicon carbide. The Company brings revolutionary gemstones and jewelry to market through its pinnacle Forever OneTM moissanite brand and its premium CaydiaTM lab grown diamond brand. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

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All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business, financial condition and results of operations could continue to be adversely affected by an ongoing COVID-19 pandemic and related global economic conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) the execution of our business plans could significantly impact our liquidity; (4) our business and our results of operations could be materially adversely affected as a result of general and economic conditions; (5) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (6) we face intense competition in the worldwide gemstone and jewelry industry; (7) a failure of our information technology infrastructure or a failure to protect confidential information of our customers and our network against security breaches could adversely impact our business and operations; (8) we are subject to certain risks due to our international operations, distribution channels and vendors; (9) negative or inaccurate information on social media could adversely impact our brand and reputation; (10) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (11) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (12) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (13) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (14) seasonality of our business may adversely affect our net sales and operating income; (15) our operations could be disrupted by natural disasters; (16) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (17) sales of moissanite and lab grown diamond jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (18) our current customers may potentially perceive us as a competitor in the finished jewelry business; (19) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our company; (20) we depend on an exclusive supply agreement with Cree, Inc., for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (21) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (22) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (23) governmental regulation and oversight might adversely impact our operations; (24) our loan, pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act as administered by the U.S. Small Business Administration may not be forgiven or may subject us to challenges and investigations regarding qualification for the loan; and (25) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock, in addition to the other risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Contacts:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

-Financial Tables Follow-

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2021	2020	2021	2020
Net sales	$9,436,056	$6,491,048	$29,509,140	$24,758,559
Costs and expenses:
Cost of goods sold	5,093,452	9,171,932	15,457,215	18,579,069
Sales and marketing	2,211,350	2,518,732	6,339,854	7,909,289
General and administrative	1,092,683	994,254	3,278,246	3,547,441
Total costs and expenses	8,397,485	12,684,918	25,075,315	30,035,799
Income (Loss) from operations	1,038,571	(6,193,870)	4,433,825	(5,277,240)
Other income (expense):
Interest income	540	39,425	5,126	146,182
Interest expense	(2,412)	(116)	(7,318)	(535)
Loss on foreign currency exchange	-	(206)	(603)	(1,058)
Total other (expense) income, net	(1,872)	39,103	(2,795)	144,589
Income (Loss) before income taxes	1,036,699	(6,154,767)	4,431,030	(5,132,651)
Income tax expense	(472)	(493)	(1,460)	(1,240)
Net income (loss)	$1,036,227	$(6,155,260)	$4,429,570	$(5,133,891)

Net income (loss) per common share:
Basic	$0.04	$(0.21)	$0.15	$(0.18)
Diluted	$0.03	$(0.21)	$0.15	$(0.18)

Weighted average number of shares used in computing net income (loss) per common share:
Basic	29,320,434	28,656,910	28,967,946	28,625,723
Diluted	30,525,438	28,656,910	29,667,729	28,625,723

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2021
	(unaudited)	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$19,608,801	$13,993,032
Restricted cash	66,572	624,202
Accounts receivable, net	2,138,158	670,718
Inventory, net	12,639,062	7,443,257
Note receivable	250,000	-
Prepaid expenses and other assets	1,091,723	1,177,860
Total current assets	35,794,316	23,909,069
Long-term assets:
Inventory, net	16,307,138	23,190,702
Property and equipment, net	930,679	999,061
Intangible assets, net	191,508	170,151
Operating lease right-of-use assets	4,123,956	584,143
Other assets	49,657	51,461
Total long-term assets	27,602,938	24,995,518
TOTAL ASSETS	$57,397,254	$48,904,587

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,920,570	$3,748,235
Operating lease liabilities	516,576	622,493
Current maturity of long-term debt	643,000	193,000
Accrued expenses and other liabilities	2,052,958	1,922,332
Total current liabilities	6,133,104	6,486,060
Long-term liabilities:
Long-term debt, net	322,000	772,000
Noncurrent operating lease liabilities	3,782,296	203,003
Accrued income taxes	9,407	7,947
Total long-term liabilities	4,113,703	982,950
Total liabilities	10,246,807	7,469,010

Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 29,852,950 and 28,949,410 shares issued and outstanding at March 31, 2021 and June 30, 2020, respectively	55,932,808	54,342,864
Additional paid-in capital	25,575,521	25,880,165
Accumulated deficit	(34,357,882)	(38,787,452)
Total shareholders’ equity	47,150,447	41,435,577
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$57,397,254	$48,904,587

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CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Nine Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$4,429,570	$(5,133,891)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	419,511	366,322
Stock-based compensation	272,209	214,477
Provision for uncollectible accounts	53,514	151,000
Provision for sales returns	67,000	108,000
Inventory write-off	128,000	5,620,991
Provision for accounts receivable discounts	29,123	6,416
Changes in operating assets and liabilities:
Accounts receivable	(1,617,077)	50,626
Inventory	1,559,759	(3,556,653)
Prepaid expenses and other assets, net	(3,451,872)	326,146
Accounts payable	(827,665)	678,501
Accrued income taxes	1,460	1,240
Accrued expenses and other liabilities	3,604,002	(404,713)
Net cash provided by (used in) operating activities	4,667,534	(1,571,538)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(346,112)	(394,825)
Payment to fund note receivable	(250,000)	-
Payments for intangible assets	(26,374)	(71,347)
Net cash used in investing activities	(622,486)	(466,172)

CASH FLOWS FROM FINANCING ACTIVITIES:
Stock option exercises	1,013,091	-
Issuance of common stock, net of offering costs	-	932,480
Net cash provided by financing activities	1,013,091	932,480

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	5,058,139	(1,105,230)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	14,617,234	13,006,545
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$19,675,373	$11,901,315

Supplemental disclosure of non-cash investing and financing activities:
Additions to right-of-use assets obtained from new operating lease liabilities	$3,908,249	$-

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$535
Cash paid during the period for income taxes	$9,050	$2,050

Reconciliation to Condensed Consolidated Balance Sheets:	March 31, 2021	March 31, 2020
Cash and cash equivalents	$19,608,801	$11,869,028
Restricted cash	66,572	32,287
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	$19,675,373	$11,901,315

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